UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2007

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2007, VIASPACE Inc. (the "Company") issued a Promissory Note (the "Note") to La Jolla Cove Investors, Inc. (the "Lender"), a California company, in the aggregate principal amount of $300,000. The Note is due and payable on the earlier of (a) 60 days following the date of the issuance of the Note, or (b) the occurence of an Event of Default as defined in the Note. Interest shall accrue at a rate of four and three-quarters percent (4.75%) per annum and shall be due and payable on the 15th day of each month following the month of issuance. The Company may voluntarily prepay the Note in whole or in part at any time and from time to time without penalty, together with interest accrued on the amount prepaid through the date of the prepayment. The Note is unsecured and does not encumber any assets of the Company.

Pursuant to the terms of the Note, the Lender will also fund, in exchange for the simultaneous issuance by the Company of promissory notes in the same form as this Note, $300,000 upon each date that is 30, 60, 90, 120 and 150 days after the date of issuance of this Note (the "Additional Fundings"); provided however, that in the event that Lender does not fund the amounts associated with any or all of the Additional Fundings within 10 business days of the date such amounts would otherwise be due, Lender shall pay an amount equal to $50,000 (the "Non-Funding Penalty") to the Company. Upon the payment of the Non-Funding Penalty to the Company, the Lender shall have no further obligations or duties under this Note or any promissory note associated with Additional Fundings, if any, provided however, that the Company shall remain obligated and bound by the terms and conditions of this Note and the promissory notes issued in connection with any Additional Funding, if any, including without limitation any obligation to repay any sums delivered in connection with such promissory notes. The Company’s sole and exclusive remedy in the event that Lender fails to fund any or all of the Additional Fundings shall be the right of the Company to receive the Non-Funding Penalty from the Lender. Each promissory note delivered in connection with an Additional Funding will have a maturity date that is 60 days from the date of issuance and will bear interest at a rate of four and three-quarters percent (4.75%) per annum.

The preceding description of the Note does not purport to be complete and is qualified entirely by reference to the Note, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Promissory Note dated October 18, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

October 23, 2007	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Promissory Note dated October 18, 2007